Supplement dated December 5, 2007 to the following Prospectuses

Excelsior Funds, Inc.

Excelsior Funds Trust

Equity Funds—Shares Class Prospectus

Emerging Markets Fund

International Fund

Pacific/Asia Fund
dated July 1, 2007, as most
recently supplemented through
November 16, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds—Class A and Class C Shares Prospectus Emerging Markets Fund dated October 1, 2007, as most recently supplemented through November 16, 2007

Excelsior Funds Trust Institutional Shares Class Prospectus, Emerging Markets Fund International Equity Fund dated July 1, 2007, as most recently supplemented through November 16, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE JANUARY 4, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective January 4, 2008, Donald Elefson, CFA will no longer serve as portfolio manager of the Emerging Markets Fund, and will no longer serve as a co-portfolio manager of the Pacific/Asia Fund, International Equity Fund and International Fund. Accordingly, the information with regard to Mr. Elefson in the section entitled “Portfolio Managers” in the Prospectuses listed above is deleted.

Effective January 4, 2008, the disclosure paragraph under the section entitled “Portfolio Managers” as it relates to Emerging Markets Fund is removed and replaced in its entirety with the following:

Fred Copper, CFA and Jasmine (Weili) Huang, CFA, serve as the portfolio co-managers for the Emerging Markets Fund and are primarily responsible for the day-to-day management of the Fund. Mr. Copper has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since September, 2005. Prior to joining Columbia Management Advisors, LLC, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005. Ms. Huang has been associated with U.S. Trust since September, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since September, 2003. Prior to joining Columbia Management Advisors, LLC, Ms. Huang held a manager position with Deloitte’s management consulting practice from June, 2000 to September, 2003. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/138700-1207